UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 10, 2020
GRAHAM HOLDINGS COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-06714	53-0182885
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1300 North 17th Street, Arlington, Virginia		22209
(Address of principal executive offices)		(Zip Code)
(703) 345-6300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Class B Common Stock, par value $1.00 per share	GHC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Ms. Demeter will retire from Graham Holdings Company (the “Company”) as Vice President – Chief Human Resources Officer effective December 31, 2020.

Following her retirement, Ms. Demeter will provide consulting services to the Company pursuant to a consulting agreement (the “Consulting Agreement”), effective January 1, 2021. Under the terms of the Consulting Agreement, Ms. Demeter has agreed to provide consulting services to the Company as an independent contractor for a period of six months, which will require no more than 80 hours per month. She will be entitled to receive compensation of $19,792 per month in addition to reimbursement for business expenses. Ms. Demeter will not be entitled to participate in any employee benefit plan or arrangement during the term of the Consulting Agreement, other than with respect to any benefits previously accrued during her employment with the Company. The Consulting Agreement may be terminated at any time by either party.

In connection with her retirement, the Compensation Committee approved the accelerated vesting on December 31, 2020, of Ms. Demeter’s: (i) 2019-2022 Performance Units in the amount of 4,000 Performance Units with payment, if any, to be made pursuant to the usual performance unit schedule in the first quarter of 2023, and (ii) 2019-2022 restricted stock awards, consisting of an equity grant of 400 shares.

The foregoing description of the Consulting Agreement is qualified in its entirety by reference to the Consulting Agreement filed as Exhibit 10.1 to this report and incorporated by reference herein.

Item 9.01          Financial Statements and Exhibits.

Exhibit 10.1     Consulting Agreement, dated December 15, 2020, between Graham Holdings Company and Denise Demeter

Exhibit Index

Exhibit 10.1	Consulting Agreement, dated December 15, 2020, between Graham Holdings Company and Denise Demeter

Exhibit 104	Cover Page Interactive Data File, formatted in Inline XBRL and included as Exhibit 101.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Graham Holdings Company
(Registrant)

Date: December 15, 2020	/s/ Nicole M. Maddrey
Nicole M. Maddrey, Senior Vice President, General Counsel, Secretary

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